FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                          Date of Report
                (Date of earliest event reported)
                           March 5, 1999



                      US AIRWAYS GROUP, INC.
     (Exact name of registrant as specified in its charter)

                 State of Incorporation: Delaware

          2345 Crystal Drive, Arlington, Virginia 22227
             (Address of principal executive offices)

                         (703) 872-5306
      (Registrant's telephone number, including area code)

                (Commission file number: 1-8444)
        (I.R.S. Employer Identification No: 54-1194634)


                         US AIRWAYS, INC.
     (Exact name of registrant as specified in its charter)

                 State of Incorporation: Delaware

          2345 Crystal Drive, Arlington, Virginia 22227
             (Address of principal executive offices)

                         (703) 872-7000
      (Registrant's telephone number, including area code)
                (Commission file number: 1-8442)
        (I.R.S. Employer Identification No: 53-0218143)







Item 5. Other Events

     Pursuant to a secondary offering made by SOCIETE Internationale de Telcommunications Aeronatiquies ("SITA"), SITA sold part of its interest in the international data network service provider Equant n.v. As member of SITA, US Airways, Inc. is treated as having indirectly sold approximately 30 percent of its holdings in Equant n.v. and as a result will recognize a before-tax gain of $9,944,096.00.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                               US Airways Group, Inc. (REGISTRANT)

Date: March 5, 1999       By:  /s/ Thomas A. Mutryn
                               ---------------------------------
                               Thomas A. Mutryn
                               Senior Vice President, Finance
                               Chief Financial Officer


                               US Airways, Inc. (REGISTRANT)

Date: March 5, 1999       By:  /s/ Thomas A. Mutryn
                               ---------------------------------
                               Thomas A. Mutryn
                               Senior Vice President, Finance
                               Chief Financial Officer